UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	February 27, 2025

MVB Financial Corp.
(Exact name of registrant as specified in its charter)

West Virginia	001-38314	20-0034461
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

301 Virginia Avenue, Fairmont, WV	26554-2777
(Address of principal executive offices)	(Zip Code)

(304) 363-4800
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $1.00 par value	MVBF	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Director or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 28, 2025, the Board of Directors of MVB Financial Corp. (“MVB” or “MVB Financial”) (Nasdaq: MVBF) has announced the appointment of Vic Maculaitis as a Member of the Board.

“With more than 20 years of professional experience as an industry leader, entrepreneur and business operator with niche experience in the Financial Crime Risk and Compliance industry, Vic’s expertise will be an asset to the Board as MVB continues to execute our strategic plan,” said W. Marston “Marty” Becker, Chairman, MVBF Board of Directors.

Mr. Maculaitis is the Founder and Managing Partner of i3strategies®, a leading market research and strategy consultant with global clients across private equity/venture capital, professional services/tech and finance.

Mr. Maculaitis’s career began with the U.S. Government in 2002. Upon moving to the private sector, Mr. Maculaitis, at 28, was recruited into his first board-appointed BSA/AML Officer role at a $20 billion bank holding company in Chicago. He subsequently held management roles at Zions Bancorporation, First Republic Bank and Banc of California.

Over the last decade, Mr. Maculaitis has founded and built successful services and technology businesses focused on modernizing the Financial Crime Risk and Compliance space.

Mr. Maculaitis has completed Executive Education in Corporate Governance from Harvard Business School, is an alumnus of UCLA Anderson’s School of Management and holds undergraduate degrees from Walsh University and The University of Akron.

Mr. Maculaitis does not have any transactions reportable under Item 404(a) of Regulation S-K and there were no arrangements or understandings pursuant to which Mr. Maculaitis was appointed as a director. Mr. Maculaitis will be entitled to the same compensation and benefits made available to the Company’s non-employee directors generally.

A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

99.1 Press Release of MVB Financial Corp., dated February 28, 2025.

104 Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

MVB Financial Corp.
By:	/s/ Donald T. Robinson
Donald T. Robinson President and Chief Financial Officer

Date: February 28, 2025